Exhibit 10.1

SIXTH AMENDMENT TO

CREDIT AGREEMENT

            THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into to be effective as of June 27, 2013 (the “Effective Date”), among GREEN PLAINS CENTRAL CITY LLC, a Delaware limited liability company (“GPCC”), GREEN PLAINS HOLDINGS LLC, a Delaware limited liability company (“Holdings” and together with GPCC the “Borrower”), AGSTAR FINANCIAL SERVICES, PCA (“AgStar”) and the other commercial, banking or financial institutions whose signatures appear on the signature pages to the Credit Agreement (collectively, the “Banks”), and AGSTAR FINANCIAL SERVICES, PCA, and its successors and assigns, as Administrative Agent for itself and the other Banks (“Agent”).

RECITALS

            A.            Borrower, Agent and the Banks entered into a Credit Agreement dated as of July 2, 2009, a First Amendment to Credit Agreement dated as of December 31, 2010, a Second Amendment to Credit Agreement dated as of June 30, 2011, a Third Amendment to Credit Agreement dated as of June 30, 2011, a Fourth Amendment to Credit Agreement dated as of June 28, 2012, and a Fifth Amendment to Credit Agreement dated as of September 28, 2012 (together, as amended, restated or otherwise modified from time to time, the “Credit Agreement”) under which the Banks agreed to extend certain financial accommodations to Borrower.

            B.              At the request of Borrower, the Banks have agreed to make certain modifications to the Credit Agreement in accordance with the terms and conditions of this Amendment.

            C.            All terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

AGREEMENT

1.        Credit Agreement Amendments.  As of the Effective Date:

                        a.                    The following defined term as used in the Credit Agreement and other Loan Documents shall be amended, restated and replaced by the following:

“Revolving Line of Credit Loan Maturity Date”  means August 26, 2013.

b.            Section 2.13 of the Credit Agreement is hereby amended and restated as follows:

Section 2.13.            Prepayment of Loans.  The Borrowers may, at any time and from time to time, prepay the outstanding amount of the Loans in whole or in part with accrued interest to the date of such prepayment on the amount prepaid, without fee or premium, except as provided in Section 2.19.   Any prepayment does not otherwise affect Borrowers’ obligation to pay any fees due under this Agreement or under any other Loan Document. In addition, in the event any Loan is converted to a Fixed Rate Loan, the Borrowers shall pay the prepayment fee applicable to that fixed interest rate, if any.  In the event the Required Banks have agreed in writing to reduce the maximum amount of the Term Revolving Loan or the Revolving Line of Credit Loan available to Borrowers, the Term Revolving Loan Commitment or the Revolving Line of Credit Loan Commitment

Exhibit 10.1

of each Bank holding such Commitment shall be reduced on a pro rata basis according to each Bank’s respective Pro Rata Share.

2.        Effect on Credit Agreement.    Except as expressly amended by this Amendment, all of the terms of the Credit Agreement shall be unaffected by this Amendment and shall remain in full force and effect.  Nothing contained in this Amendment shall be deemed to constitute a waiver of any rights of the Banks or to affect, modify, or impair any of the rights of the Banks as provided in the Credit Agreement.

3.        Conditions Precedent to Effectiveness of this Amendment.  The obligations of the Banks hereunder are subject to the conditions precedent that Agent shall have received the following, in form and substance satisfactory to Agent:

a.        this Amendment duly executed by Borrower and Agent;

b.        payment in cash of an amendment fee in the amount of $25,000.00; and

c.         all other documents, instruments, or agreements required to be delivered to Agent under the Credit Agreement and not previously delivered to Agent.

4.       Representations and Warranties of Borrower.  Borrower hereby agrees with, reaffirm, and acknowledge as follows:

a.        The execution, delivery and performance by Borrower of this Amendment is within Borrower’s power, has been duly authorized by all necessary action, and does not contravene:  (i) the certificates of formation or operating agreements of Borrower; or (ii) any law or any contractual restriction binding on or affecting Borrower; and does not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties;

b.        This Amendment is, and each other Loan Document to which Borrower is a party when delivered will be, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity; and

c.        All other representations, warranties and covenants contained in the Credit Agreement and the other Loan Documents are true and correct and in full force and effect.

5.        Counterparts.  It is understood and agreed that this Amendment may be executed in counterparts each of which shall, for all purposes, be deemed an original and all of which, taken together, shall constitute one and the same agreement even though all of the parties hereto may not have executed the same counterpart of this Amendment.  Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart to this Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

[SIGNATURE PAGE TO IMMEDIATELY FOLLOW THIS PAGE]

Exhibit 10.1

SIGNATURE PAGE TO

SIXTH AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 27, 2013

BORROWER:

GREEN PLAINS CENTRAL CITY LLC,

a  Delaware limited liability company

_/s/ Jerry L. Peters_____________

By:  Jerry L. Peters

Its: Chief Financial Officer

and

GREEN PLAINS HOLDINGS LLC,

a  Delaware limited liability company

_/s/ Jerry L. Peters_____________

By:  Jerry L. Peters

Its: Chief Financial Officer

Exhibit 10.1

SIGNATURE PAGE TO

SIXTH AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS CENTRAL CITY LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 27, 2013

AGENT:

AGSTAR FINANCIAL SERVICES, PCA,

as Administrative Agent

_/s/ Ron Monson_____________

By: Ron Monson

Its: Vice President